IVY FUNDS
Supplement dated September 1, 2004
to
Prospectuses dated July 29, 2004
The following replaces the information regarding sales charges on Class A shares in the section entitled "Choosing a Share Class"

All Funds except Ivy Money Market Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund:

Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price[1]

under $100,000	5.75%	6.10%	5.00

$100,000 to less than $200,000	4.75	4.99	4.00

$200,000 to less than $300,000	3.50	3.63	2.80

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund

Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price[1]

Under $100,000	4.25%	4.44%	3.60%

$100,000 to less than $300,000	3.25	3.36	2.75

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.
2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.
Ivy Funds Distributor, Inc. (IFDI) or its affiliates may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.
IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge. Please see the Statement of Additional Information (SAI) for more information.
The following supplements the information regarding purchases of Class A shares at net asset value (NAV) in the section entitled "Waivers for Certain Investors"
  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption

IVY FUNDS, INC.
IVY FUNDS

Supplement Dated September 1, 2004
to Statement of Additional Information Dated July 29, 2004

The following supplements the information in the section entitled "Net Asset Value Purchases of Class A Shares"

Until February 28, 2005, purchases of Class A shares may be made at net asset value (NAV) by clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days.

The following supplements the information regarding dealer compensation in the section entitled "Purchase, Redemption and Pricing of Shares"

         Ivy Funds Distributor, Inc. (IFDI) may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99

0.80% - Sales of $2.0 million to $2,999,999.99

0.50% - Sales of $3.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A shares with no initial sales charge. IFDI will pay Legend 1.00% for NAV purchases, at any asset level, made with the redemption proceeds from an unaffiliated fund.